EXHIBIT 23.1












                        Consent of Independent Auditors







The Board of Directors
Vicon Industries, Inc.



We consent to the use of our report incorporated by reference herein.







                              KPMG PEAT MARWICK LLP





Jericho, New York
June 17, 1997













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